SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                         ------------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of report (Date of earliest event reported)
                      January 26, 2000 (January 21, 2000)
                    ----------------------------------------


                          UNION NATIONAL BANCORP, INC.
               (Exact name of Registrant as specified in Charter)




             Maryland                   000-22523                52-1862338
   (State or Other Jurisdiction
         of Incorporation)        (Commission File Number)     (IRS Employer
                                                              Identification No.




                117 East Main Street, Westminster, Maryland 21157
                (Address of Principal Executive Offices/Zip Code)



       Registrant's telephone number, including area code: (410) 848-7200





                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)




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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

     Union National Bancorp, Inc. (Nasdaq: UNNL), announces that is has entered into a definitive agreement to be merged with and into Mercantile Bankshares Corporation (Nasdaq: MRBK), in a tax-free exchange of 1.15 shares of Mercantile Bankshares Corporation common stock for each share of common stock of Union National Bancorp, Inc. The Agreement provides for the merger of The Union National Bank of Westminster, a wholly owned subsidiary of Union National Bancorp, Inc., and Westminster Bank and Trust Company, a wholly owned subsidiary of Mercantile Bankshares Corporation located in Carroll County, Maryland. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit
99.1 and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

         (a)      Not Applicable.

         (b)      Not Applicable.

         (c)      Exhibits:

                  99.1              Press Release


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             UNION NATIONAL BANCORP, INC.


Date: January 26, 2000                       By:/s/ Steven L. Wantz
                                                ----------------------
                                                Steven L. Wantz


COR0151-F600-01.doc

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Exhibit
Number                     Description of Exhibit
------                     ----------------------

99.1                       Press Release